Exhibit 32.1

CERTIFICATION PURSUANT TO
18 USC. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report on Form 10-K of Claire’s Stores, Inc. (the “Company”) for the year ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Marla Schaefer, Co-Chief Executive Officer of the Company, hereby certify, pursuant to 18 USC. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Marla Schaefer Marla Schaefer
Co-Chief Executive Officer
April 15, 2004

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